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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934


                          Date of Report: July 18, 1997
                        (Date of earliest event reported)


                First Union Commercial Mortgage Securities, Inc.
                    Pass-Through Certificates, Series 1997-C1
             (Exact name of registrant as specified in its charter)


     North Carolina                  33-97994                   56-1643598
 (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
   of incorporation)                                        Identification No.)

                             One First Union Center
                      Charlotte, North Carolina 28228-0013
                    (Address of Principal Executive Offices)

                                 (704) 374-6828
              (Registrant's telephone number, including area code)




                                 Not Applicable
         (Former name, former address and former fiscal year if changed since last report)









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Item 5.    Other Events

           This report and the attached exhibit is being filed with respect to Registrant's Commercial Mortgage Pass-Through Certificates, Series 1997-C1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit are being filed, pursuant to the terms of the Pooling and servicing Agreement, dated as of May 1, 1997 (the "Agreement"), among the Registrant, as depositor, First Union National Bank of North Carolina, as master servicer, Crimi Mae Services Limited Partnership, as special servicer, and State Street Bank and Trust Company, as trustee (the "Trustee"). On July 18, 1997, distributions were made to the Certificateholders. Specific information with respect to the respect to the distributions is filed as Exhibit 99.1.

           No other reportable transactions or matters have occurred during the current reporting period.


Item 7.    Financial Statements and Exhibits.

                     (a)       Not applicable

                     (b)       Not applicable

                     (c)       Exhibits.

                    Item 601(a) of Regulation
Exhibit Number           S-K Exhibit No.           Description
--------------      -------------------------      -----------
      1                    99                   Distribution Date
                                                Statement to Certificateholders
                                                on July 18, 1997



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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          STATE STREET BANK AND TRUST COMPANY,
                                          not in its individual capacity but
                                          solely as Trustee under the Agreement
                                          referred to herein.



  Date: July 15, 1997                               By:/s/ David Shepherd
                                                    Name: David Shepherd
                                                    Title: Assistant Secretary


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                                    EXHIBITS


                    Item 601(a) of Regulation
Exhibit Number           S-K Exhibit No.           Description
--------------      -------------------------      -----------
      1                    99                   Distribution Date Statement
                                                to Certificateholders
                                                on July 18, 1997















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